RE:      CORRECTION TO THE CONCORDE FUNDS ANNUAL REPORT DATED SEPTEMBER 30, 2002

Dear Shareholder:

The Concorde Funds Annual Report dated September 30, 2002 was mailed to you in late November. However, we have discovered a minor error on the bottom of page 13 in the RATIOS/SUPPLEMENTAL DATA section. The historical data presented in the last three columns of the report was actually for years 1996, 1997 and 1998. The attached corrected page reflects the correct ratios/supplemental data for 1998, 1999 and 2000. (To allow for comparison we have included a copy of the original page 13.)

We apologize for any inconvenience this may have caused.

Sincerely,

/s/ Gary B. Wood

Gary B. Wood, Ph.D.
President

Enclosures

                                                 CORRECTED PAGE 13


CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

                                                                                Year ended September 30,
                                                       -------------------------------------------------------------------

                                                           2002           2001          2000          1999          1998
                                                           ----           ----          ----          ----          ----
PER SHARE DATA (1)

Net asset value, beginning of year..................   $   15.87       $  17.95      $  15.50      $  15.36      $   19.66
                                                       ---------       --------      --------      --------      ---------
Income from investment operations:

Net investment income...............................        0.04           0.06          0.03          0.02           0.02

     Net realized and unrealized gain (loss) on
       investments in securities....................       (1.79)         (1.22)         2.93          2.64          (2.73)
                                                       ---------       --------      --------     ---------      ---------
     Total income (loss) from investment
       operations...................................       (1.75)         (1.16)         2.96          2.66          (2.71)
                                                       ---------       --------      --------     ---------      ---------
Less distributions:

     Distributions from net investment income.......       (0.03)         (0.06)        (0.02)           --          (0.06)

     Distributions from net realized gains..........       (1.30)         (0.86)        (0.49)        (2.52)         (1.53)
                                                       ---------       --------      --------     ---------      ---------
     Total from distributions.......................       (1.33)         (0.92)        (0.51)        (2.52)         (1.59)
                                                       ---------       --------      --------     ---------      ---------
Net asset value, end of year........................   $   12.79       $  15.87      $  17.95      $  15.50      $   15.36
                                                       =========       ========      ========     =========      =========
TOTAL RETURN........................................      (12.75%)        (6.68%)       19.71%        18.38%        (14.76%)
                                                       ===========     ==========    =========    ==========     ===========
RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of year (in thousands).........   $  11,683       $  13,690     $  15,813     $  15,487     $  14,367

     Ratio of expenses to average net assets........        1.44%           1.50%         1.46%         1.47%         1.39%

     Ratio of net investment income to average
       net assets...................................        0.25%           0.34%         0.20%         0.11%         0.12%

     Portfolio turnover rate .......................       40.94%          34.60%        34.08%        25.87%        44.62%
_______________

(1) Per share information has been calculated using the average number of shares outstanding.

                                                 ORIGINAL PAGE 13


CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS



                                                                                Year ended September 30,
                                                       -------------------------------------------------------------------
                                                           2002           2001          2000          1999          1998
                                                           ----           ----          ----          ----          ----
PER SHARE DATA (1)

Net asset value, beginning of year..................   $   15.87       $  17.95      $  15.50      $  15.36      $   19.66
                                                       ---------       --------      --------     ---------      ---------
Income from investment operations:

     Net investment income..........................        0.04           0.06          0.03          0.02           0.02

     Net realized and unrealized gain (loss) on
       investments in securities....................       (1.79)         (1.22)         2.93          2.64          (2.73)
                                                       ---------       --------      --------     ---------      ---------
     Total income (loss) from investment
       operations...................................       (1.75)         (1.16)         2.96          2.66          (2.71)
                                                       ---------       --------      --------     ---------      ---------
Less distributions:

     Distributions from net investment income.......       (0.03)         (0.06)        (0.02)           --          (0.06)

     Distributions from net realized gains..........       (1.30)         (0.86)        (0.49)        (2.52)         (1.53)
                                                       ---------       --------      --------     ---------      ---------
     Total from distributions.......................       (1.33)         (0.92)        (0.51)        (2.52)         (1.59)
                                                       ---------       --------      --------     ---------      ---------
Net asset value, end of year........................   $   12.79       $  15.87      $  17.95      $  15.50      $   15.36
                                                       =========       ========      ========     =========      =========
TOTAL RETURN........................................      (12.75%)        (6.68%)       19.71%        18.38%        (14.76%)
                                                       ===========     ==========    =========    ==========     ===========
RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of year (in thousands).........   $  11,683       $ 13,690      $ 14,367      $ 17,532      $  12,580

     Ratio of expenses to average net assets........        1.44%          1.50%         1.39%         1.60%          1.62%

     Ratio of net investment income to average
       net assets...................................        0.25%          0.34%         0.12%         0.38%          0.53%

     Portfolio turnover rate........................       40.94%         34.60%        44.62%        30.62%         26.10%
_______________

(1) Per share information has been calculated using the average number of shares outstanding.

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